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                                                                      EXHIBIT 24

                            DIRECTORS AND OFFICERS OF
                               PKOH HOLDING CORP.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

     The undersigned directors and officers of PKOH Holding Corp., an Ohio corporation (the "Corporation"), do hereby constitute and appoint James S. Walker, Ronald J. Cozean, and Patrick W. Fogarty, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 a Registration Statement on Form S-4 relating to the registration for the offering and issuance of shares of common stock of the Corporation pursuant to the merger agreement by and among the Corporation, Park-Ohio Industries, Inc. and PKOH Merger Corp., as presented to the Board of Directors (the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     Executed as of February 23, 1998.

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
/s/ Edward F. Crawford                         /s/ James S. Walker
-----------------------------------            ------------------------------------
Edward F. Crawford                             James S. Walker
President, Chief Executive Officer,            Vice President, Treasurer and Chief Financial
Chairman of the Board and Director             Officer

/s/ Felix J. Tarorick                          /s/ Ronald J. Cozean
-----------------------------------            ------------------------------------
Felix J. Tarorick                              Ronald J. Cozean
Vice President of Operations                   Secretary and General Counsel
and Director

/s/ Matthew V. Crawford                        /s/ Kevin R. Greene
-----------------------------------            ------------------------------------
Matthew V. Crawford                            Kevin R. Greene, Director
Assistant Secretary, Corporate Counsel
and Director

/s/ Lewis E. Hatch, Jr.                        /s/ Thomas E. McGinty
-----------------------------------            ------------------------------------
Lewis E. Hatch, Jr., Director                  Thomas E. McGinty, Director

/s/ Lawrence O. Selhorst                       /s/ James W. Wert
-----------------------------------            ------------------------------------
Lawrence 0. Selhorst, Director                 James W. Wert, Director

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